Fees Summary	Mar. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 143,749,952
Previously Paid Amount	0
Total Fee Amount	22,008.12
Total Offset Amount	0
Net Fee	$ 22,008.12